SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 30, 2005

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

The following updates the disclosure in Item 2.05 of the Current Report on Form 8-K filed by Silicon Graphics, Inc. (the “Company”) on September 2, 2005. In its Form 8-K filing, the Company disclosed that it had begun to implement a restructuring plan with notifications to affected employees in North America and certain other locations on September 1, 2005.

In addition to the headcount reductions, the restructuring plan includes initiatives to reduce expenses in other areas including procurement costs for goods and services, consolidation and reorganization of operations in several locations, including exiting one building at the Company’s U.S. corporate headquarters, focusing marketing spending on the highest priority activities and benefits and other spending controls.

The Company currently estimates that the total costs to be incurred in connection with these restructuring actions will be between $24 million and $26 million. Of this total, the Company estimates that between $10 million and $12 million principally relates to severance benefits, and approximately $14 million represents facilities-related charges. As previously disclosed, substantially all of these costs will require the outlay of cash, although the Company’s severance programs provide wherever practical for payments to be made over the same period in which the payroll expenses otherwise would have been incurred, with the objective of minimizing incremental cash expense. The timing of payments relating to leased facilities will be unchanged by the restructuring. The Company’s financial results for the quarter ending September 30, 2005 reflected $5 million in restructuring charges for the new restructuring actions, primarily for severance benefits. The Company continues to expect the majority of the remaining charges for severance benefits to be reflected in its financial results for the quarter ending December 30, 2005 and the restructuring to be principally completed by the end of the fiscal quarter ending March 31, 2006.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s SEC filings, including, but not limited to, its Form 10-K for the fiscal year ended June 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: October 25, 2005	By:	/s/ Jeffrey V. Zellmer
Jeffrey V. Zellmer
Senior Vice President and Chief Financial Officer